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MYSIZE

Measurement Tools for life,
on your smartphone.

NASDAQ (MYSZ)
TASE (MYSZ)
2016

www.mysizeid.com



Solution

MySize is utilizing Smartphone sensors to accurately measure anything from everyday objects to body measurements

Overview

- Founded 2014; 17 employees.
- Developing novel measurement technologies for a variety of consumer-friendly, everyday uses;
    - Flagship product, MySizeID, for the e-commerce apparel market.
- Award wining technology:
    - Selected as Innovative Company of 2014 by Globes and Bank Leumi.
- 4 patents-pending, measurement & fitting.

Financial

- NASDAQ (MYSZ), TASE (MYSZ)
- Indexes: TA-MidCap, TA BlueTech, TA Composite, & TA Technology.
- Shares outstanding: 17,405,359
- Funding to date: $9.5 million. Last round of financing was $7.8 million at $3.50 per share.

Key Markets & Focus

- Online Apparel:
    - Trucco, LSY
- Big Data Analytics
- Parcel Delivery & Logistics:
    - Katz Shipping
- Do It Yourself (DIY)
    - SizeUp

Opportunities


MARKETS
APPAREL
DIY
COURIER
UTILITY
TECHNOLOGY
f (x)
Big Data Analytics
mm
Sensors
Cloud Server
Algo
MYSIZEID
Retailer
Consumer
BOXSIZEID
Courier
Consumer
SIZEUP
Consumer

The MySize proprietary, patent-pending measurement algorithms are scalable to many different markets and can be deployed as customized solutions for a variety of markets to improve the customer experience.

Key Markets & Focus



e-commerce Apparel Market

- Partnered with two leading international apparel companies to implement MySizeID, matching consumer's measurements with retailer's size charts: Trucco (Spain), LSY Luxury Brands (U.S.).


f (x)

Big Data Analytics

- Each time a client uses the company's technology to buy an item of clothing, ship a package or measure an item of interest, that information is stored and collected on our cloud server. Analyzing this information will allow the company to identify clients' spending habits and interests, which in turn allows us to better cater to their specific needs and interests.

MYSIZE

Key Markets & Focus

Parcel Delivery Market

- Partnered with Katz Shipping, an Israel-based parcel delivery company to deploy an App enabling customers to measure packages and calculate shipping costs via their Smartphone.

Do It Yourself (DIY) Apps

- SizeUp, a smart tape measure App was launched for iOS and Android devices, measures the distance of an object simply by moving a Smartphone horizontally across a surface.
- Downloads to date: 136,681

How it works?


SizeUp
A smart tape measure on your smartphone
POWERED BY
MYSIZE

[View the video at: www.sizeup.biz](http://www.sizeup.biz)

The SizeUp App

- Turns any Smartphone into a smart tape measure.
- Allows DIY customers to measure objects using their smartphone.
- SizeUp maps user behavior and creates statistical models to learn different hand gestures for improved accuracy.
- Downloads to date: 136,681


SIZEUP
Start
OK
21 cm

Download on the App Store

ANDROID APP ON Google play

[View the video at: www.sizeup.biz](http://www.sizeup.biz)

Partnerships - Trucco

- A leading Spanish apparel retailer.
- Trucco maintains more than 240 shops in about 20 countries in Europe, China, Asia Pacific, South America, Middle East and Israel.
- Pilot underway targeting Trucco's online and offline customers in Spain.


TRUCCO
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http://truccoshop.com/collections.html

Trucco Website Integration


LOGOUT BRIANA
TRUCCO
ES | EN
0
NEW IN
COLLECTION
PROMOTIONS
LOOKBOOK
CAMPAIGN
BACK
UNCOLOUR SHORT
PREV - NEXT
UNCOLOUR SHORT
€35.99 €19.99
COLOUR
SIZE
ADD TO CART
DESCRIPTION
COMPOSITION AND WA
RETURNS
COMPARTIR
Hello BRIANA
Nice to see you again!
Your best fit for this
product is:
S

Partnerships - LSY

- Partnered with LSY, owner of Yudofsky luxury outerwear brands.
- Second international apparel e-tailer to implement MySizeID.
- Terms include:
  - Ongoing licensing fee of 7.5% of all revenue generated from the use of MySizeID on the site.
- To maintain exclusivity,
  - Annual income of $1 million per year in commissions to MySize for the first 2 years.
  - Annual income of $5 million per year for MySize from the third year and onwards.



Partnerships- Katz

- MySize signed an agreement with Israel-based Katz Parcel Delivery Co. to develop an App, powered by MySize.
- App will allow their customers to measure parcels with their Smartphone.
- Introduction of "air measurement" feature to be included in the development of this App.
- This initiative is expected to yield revenue in 2017.


Next
Hey John,
Welcome to package measure App
MEASURE NEW PACKAGE
Confirm and send file
23 cm
Start Over
Save Measure

Introducing
MYSIZEID

PERFECTING
ONLINE SHOPPING!

The Vision

Enabling e-retailers
focus on
returning customers,
not customer returns.




Smartphone Measurement
ARMPIT-TO-ARMPIT MEASUREMENT
SMARTPHONE'S SENSORS DATA
MySize ALGORITHM
ACCELEROMETER GYRO
MySize Cloud Calculation
MEASUREMENT RESULT
Research
SIZING BY TAPE MEASURE
DATABASE
BODY MEASUREMENTS (CHEST, HIP, HEIGHT, WAIST, ETC)
Big Data Analysis
MACHINE LEARNING, STATISTICS, PATTERN MAKER ANALYTICS
DATABASE
RETAILERS SIZE CHARTS
CUSTOMER'S RECOMMENDED SIZE FOR EACH RETAILER

MySizeID Technology Edge Summary

The customer journey for MySizeID users is a simple and user-friendly process that matches their own body measurements with a myriad of retailer's size charts. The company's complex proprietary algorithms, fed by multiple databases, are the technological brain that drive this innovation. There are four processes that occur behind the scenes:

- Smartphone measurement - by the user via the MySizeID app.
- Anthropometric Research - utilizes Pattern Maker Body Measurement algorithms. combined with the company's body measurement database to produce a body parts correlation formula.
- Big Data Analysis - Combines user measurement with the output of the Anthropometric Big Data Analysis, with the database of retailer's size charts.
- Customer's Recommended Size - matches the output with a retailer's size chart.

All of this goes on behind the scenes and the result will be a size recommendation to the customer that fits.

Market Value per User

- Any time a client uses MySize technology to buy an item of clothing, ship a package, or measure an item of interest, the information is stored and collected on the company's cloud server. Analyzing this information allows us to identify and understand client's spending habits and interests, which in turn allows us to better cater to their specific needs and interests.
- The price paid per user of the acquired tech acquisition:



OMGPop 6
Picasa 10
Huffington Post 12.6
Instagram 28.57
MySpace 36.25
YouTube 48.53
Paypal 84.42
Blogger 100
Flickr 111.11
Skype 240.74
0
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USD

MYSIZE

Technology Edge

Smartphone Measurement → Anthropometric Research → Big Data Analysis → Customer's Recommended Size

Smartphone Measurement



Smartphone Sensor Data

+



MySize Algorithm

=


Measurement Result
36.8

Measurement Result

Technology Edge

Smartphone Measurement → **Anthropometric Research** → Big Data Analysis → Customer's Recommended Size

Anthropometric Research



Pattern Maker Body Measurement

+



Body Measurement Database

=


f (x)

Anthropometric Big Data Analysis

Body Parts Correlation Formulas

Technology Edge

Smartphone Measurement ✓ → Anthropometric Research ✓ → **Big Data Analysis** → Customer's Recommended Size

Big Data Analysis






BRAND


S
M
L
XL

Smartphone Measurement + Anthropometric Big Data Analysis + Retailer Data Base = **Decision Making System**

Technology Edge

Smartphone Measurement → Anthropometric Research → Big Data Analysis → Customer's Recommended Size

Customer's Recommended Size


L
MYSIZEID
for any
brand.
BRAND

$349 Billion

US E-Commerce Market 2015

$60 Billion

US Apparel Ecommerce Market 2015

Source BDO Analysis

One size does not fit **all**

70%
of returns: size-related

Drapers Etail Report

How it works?



View the video at: www.mysizeid.com

Market Analysis

The Online Shopping Market



2,500
2,000
1,500
1,000
500
-
CAGR: 14.6%
1,043
1,221
1,445
1,655
1,860
2,065
2012
2013
2014
2015
2016
2017

Source: BDO Analysis.

As technology advances and facilitation of online shopping becomes easier and more secure, global e-commerce sales are projected to grow at a cumulative annual growth rate of 14.6% through 2017, to reach about USD 2 trillion.

Market Analysis

Mobile Activity- A Growth Engine for Online Shopping[2]



120
100
80
60
40
20
0
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
169%
82%
13.63
24.81
38.84
53.41
71.16
92.39
108.56
7%
11%
57%
15%
38%
18%
33%
21%
30%
24%
25%
18%
2011
2012
2013
2014
2015
2016
2017
Retail m-commerce sales
% change
% of retail e-commerce

Source: onbile.com

Mobile commerce is projected to form 25% of the entire online shopping market by 2017, creating stronger growth for online retailers.

MYSIZE

Competitive Landscape

Company Name	Description	Technology
True Fit	Quantitive mark to garments based on fitting and style flavors.	Machine learning: Based on user entering graments that fits and likes + correlation to DB of brands/retailers to provide a mark.
Nettelo	3D body scanner.	3D: Taking pictures from different angles + using a sagital plane marker, thus building a 3D model of body.
Fits.me & Clotherhorse (Rakuten)	Virtual Fitting Room.	Simulation: User manually enters measurements and subjective data Embedded widget over retailer web site.

None of these companies provide a solution that is based on actual customer measurements.

Business Model for MYSIZEID

MySizeID, compared to other industry apps, offers consumers the most user-friendly method to measure themselves with:

- The business model is based on multiple, layered revenue streams generated from partnerships with online retailers:
- Fees generated from retailers for every item purchased us MYSIZEID
- Specialized advertising utilizing the company's database to identify the user's exact needs.
- "Offline" shopping fees from clothing and fashion stores, using real-time data for their customers. .



True Body Measurement

MySizeID, compared to other industry apps, offers consumers the most user-friendly method to measure themselves with:

- Takes under a minute to measure.
- The only solution with high-accuracy, real body measurements.
- No need to upload a picture of yourself to a website.
- No “special” setting required to record measurements.



Breakthrough Technology

- Feasibility for 3 dimensional measuring.
- Combines together a few proprietary patent pending algorithms for measuring and decision making mechanism.
- Predictive body measurement through 2D.
- Create database of statistical information of user behavior and body measurements.



Management Team



Eli Walles - Chairman

Eli is a business person, entrepreneur and the manager of MS Berlin GMBH, a real estate investment company. He graduated from the Hebron Yeshiva in Jerusalem. He is also a professional Jewish cantor appearing around the world.



Ronen Luzon - Founder & CEO

Ronen is a serial entrepreneur and a skilled manager with a track record of success across various industries. Prior to founding MySizeID, he established and led startups in the medical devices and communication sectors. Among his other endeavors, Ronen founded Malers, a company that has grown to be a leader in the global security solutions. Ronen graduated from Middlesex University in London with a B.sc in IT and Business Information Systems.



Billy Pardo - CPO

Billy is a veteran product marketing professional with a strong background in technology innovation. Prior to joining MySizeID, Billy was Senior Director of Product Management and member of Fourier Education executive management team. She holds an MBA from The Interdisciplinary Center and a B.Sc. in computer science from The Academic College of Tel-Aviv, Yaffo.

Management Team



Oded Shoshan - CTO

Oded is an entrepreneur and computer expert. In addition to his role at MySizeID, he is the founder and CEO of MonkeyTech, a company that provides design, development and characterization of mobile applications. He served in the elite Data Center & Information Systems Unit (Mamram) and as officer in the computer division of the Israeli Air Force. Oded holds a BA from Tel Aviv University in cinema.



Or Kles - CFO

Or Kles is a CPA with a broad professional financial background and extensive experience in driving corporate finance related projects. Or has a proven track-record in the areas of planning, budgeting, forecasting, taxation, and auditing processes. Previously, he worked as an associate for KPMG. He holds an MBA and a BA in Business Management and Accounting (specializing in financing) from the College of Management Academic Studies.

Advisory Board



Dr. Erez Morag

Innovation Expert and former Head of Nike's Athlete Performance Insight Group, Dr. Erez Morag is the CEO and Founder of Acceler8 Performance Ltd, focusing on high-speed decision-making in sports. Dr. Morag earned his doctoral degree from Pennsylvania State University in Exercise and Sports Science (1997). He holds a Master of Science degree from the University of Illinois.



Judith Halioua

Judith Halioua has over 15 years of senior management experience in the fashion and retail sectors. Previously, she served as the CEO at the Del Pozo and Sybilla brands and she consulted to leading Spanish brands Sergio Rossi and Sephora as well as many other international brands. Judith holds a BA from ESADE Barcelona and an MBA in Economics and Business Administration.



Simcha Mualem

Simcha Mualem is a senior lecturer on Pattern Making in the External Studies program at Shenkar College of Engineering, Design and Art. She has worked with many international designers including Kitan, Gideon Oberson Swimwear, and at Ricky Ben-Ari. Her academic credits include studying fashion at WIZO France, the Singalovski Seminar for lecturers on the subject of fashion, Miller, and Fashion at Shenkar College of Engineering, Design and Art.

Disclaimer

This presentation was prepared by MySize Inc. (the "Company"), and is given to you only for the provision of concise information for the sake of convenience, and may not be copied or distributed to any other person. This presentation does not purport to be comprehensive or to contain any and all information which might be relevant in connection with the making of a decision on an investment in securities of the Company. No explicit or implicit representation or undertaking is given by any person regarding the accuracy or integrity of any information included in this presentation. In particular, no representation or undertaking is given regarding the realization or reasonableness of any forecasts regarding the future chances of the Company. To obtain a full picture of the activities of the Company and the risks entailed thereby, see the full immediate and periodic reports filed by the Company with the Israel Securities Authority and the Tel Aviv Stock Exchange Ltd., including warnings regarding forward-looking information, as defined in the Securities Law, 5728-1968, included therein. The forward-looking information in the presentation may not materialize, in whole or in part, or may materialize differently than expected, or may be affected by factors that cannot be assessed in advance. For the avoidance of doubt, it is clarified that the Company does not undertake to update and/or modify the information included in the presentation to reflect events and/or circumstances occurring after the date of preparation of the presentation.

This presentation is not an offer or invitation to buy or subscribe for any securities. This presentation and anything contained herein are not a basis for any contract or undertaking, and are not to be relied upon in such context. The information provided in the presentation is not a basis for the making of any investment decision, nor a recommendation or an opinion, nor a substitute for the discretion of a potential investor.

THANK-YOU!

MySize Inc.

http://www.mysizeid.com

MySizeInc mysizeid My Size Inc. mysize

T +972-3-6009030 F +972-3-6009040 contact@mysizeid.com

3 Arava st., P.O.B 1026 Airportcity 7010000, Israel